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                             AIM GLOBAL TRENDS FUND

                              ADVISOR CLASS SHARES

                       Supplement dated January 24, 2000
                    to the Prospectus dated August 27, 1999,


The following new paragraph is added after the fourth paragraph appearing under the heading "PRINCIPAL RISKS OF INVESTING IN THE FUND" on page 2 of the prospectus:

           "The fund may participate in the initial public offering (IPO) market. Because of the fund's small asset base, any investment the fund may make in IPOs may significantly increase the fund's total returns. As the fund's assets grow, the impact of IPO investments will decline, which may reduce the fund's total returns."

The following paragraph replaces in its entirety the first paragraph appearing under the heading "PERFORMANCE INFORMATION" on page 3 of the prospectus:

           "The bar chart and table shown below provide an indication of the risks of investing in the fund. The fund's past performance is not necessarily an indication of its future performance. Total return information in the bar chart and table below may be affected by special market factors, including the fund's investment in initial public offerings, which may have a magnified impact on the fund due to its small asset base. There is no guarantee that, as the fund's assets grow, it will continue to experience substantially similar performance."

The following new paragraph is added after the third paragraph appearing under the heading "FINANCIAL HIGHLIGHTS" on page 6 of the prospectus:


           "Total return information in this table may be affected by special market factors, including the fund's investment in initial public offerings, which may have a magnified impact on the fund due to its small asset base. There is no guarantee that, as the fund's assets grow, it will continue to experience substantially similar performance."